UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
  ☐  Preliminary Proxy Statement
  ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☒  Definitive Proxy Statement
  ☐  Definitive Additional Materials
  ☐  Soliciting Material under §240.14a-12
ATHIRA PHARMA, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
 ☒  No fee required
  ☐  Fee paid previously with preliminary materials
  ☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 9, 2024
Dear Fellow Stockholders:
We are pleased to invite you to attend the 2024 annual meeting of stockholders (together with any postponement, adjournments or other delays thereof, the “Annual Meeting”) of Athira Pharma, Inc. (the “Company”). The Annual Meeting will be held on May 23, 2024, at 8:00 a.m., Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/ATHA2024, where you will be able to listen to the meeting live, submit questions and vote online.
The attached formal meeting notice and proxy statement contain details of the business to be conducted at the Annual Meeting.
Your vote is important. Whether or not you attend the Annual Meeting virtually, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to vote and submit your proxy promptly via the internet, telephone or mail.
On behalf of our board of directors, we would like to express our appreciation for your continued support of and interest in the Company.
Sincerely,

Mark J. Litton, Ph.D.
President and Chief Executive Officer
Athira Pharma, Inc.

NOTICE OF 2024
Annual Meeting
of Stockholders
Meeting Date:

May 23, 2024
Meeting Time:

8:00 a.m., Pacific Time
Meeting Location:

The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www. virtualshareholder meeting.com/ATHA2024, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

Record Date :

March 26, 2024
TO OUR STOCKHOLDERS,
You are cordially invited to attend the annual meeting of stockholders virtually (together with any postponement, adjournments or other delays thereof, the “Annual Meeting”) of Athira Pharma, Inc. (the “Company”).
1
To elect three Class I directors of the Company, each to serve for a term of three years and until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal.

2	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024.
3	To approve an amendment to the Company’s amended and restated certificate of incorporation to limit the liability of officers as permitted by Delaware law.
4	To transact other business that may properly come before the Annual Meeting.
The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Internet Availability.
The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), containing instructions on how to access our proxy statement, notice of Annual Meeting, form of proxy and our annual report, is first being sent or given on or about April 9, 2024 to all stockholders entitled to vote at the Annual Meeting. The Notice of Internet Availability provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials and our annual report can be accessed as of April 9, 2024 by visiting www.proxyvote.com. All you have to do is enter the control number located on your proxy card.
Only stockholders of record as of March 26, 2024 are entitled to notice of and to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by calling (425) 620-8520 or writing to Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary.
If your shares of common stock are held in a brokerage account or by a broker, bank or other nominee (i.e., your shares are held beneficially in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by completing the voting instruction form and returning it to your broker, bank or other nominee for your shares to be voted. We recommend that you instruct your broker, bank or other nominee to vote your shares using the voting instruction form. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.
Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit your proxy via the internet or telephone or by mail as soon as possible.

Your Vote Is Important
Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.
By order of the Board of Directors,

Mark J. Litton, Ph.D.
President and Chief Executive Officer
Athira Pharma, Inc.
Bothell, Washington
April 9, 2024
Important Notice Regarding the availability of proxy materials for the Annual Meeting to be held on May 23, 2024.
The proxy statement, the accompanying proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available free of charge at www.proxyvote.com. Information on this website, other than this proxy statement, is not a part of this proxy statement. Please sign, date and promptly return the proxy card, or submit your proxy and voting instructions over the Internet or by telephone by following the instructions on the proxy card, so that you may be represented at the Annual Meeting.

The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement, including the appendices, carefully and in their entirety.

2024 PROXY STATEMENT

FOR 2024 ANNUAL MEETING
Proxy Statement
Summary
Meeting Date:

May 23, 2024
Meeting Time:

8:00 a.m., Pacific Time
Meeting Location:

The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www. virtualshareholder meeting.com/ ATHA2024, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

VOTING MATTERS
Proposal		Board Recommendation	Page Reference
1	To elect three Class I directors of the Company, each to serve for a term of three years and until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal.	“FOR” the election of each Class I director nominee named	25
2	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024.	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024	26
3	To approve an amendment to the Company’s amended and restated certificate of incorporation to limit the liability of officers as permitted by Delaware law.	“FOR” an amendment to the Company’s amended and restated certificate of incorporation to limit the liability of officers as permitted by Delaware law	29
4	To vote on any other matters that may properly come before the Annual Meeting.	—	—
The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about April 9, 2024 to all stockholders of record as of March 26, 2024.
Athira Pharma, Inc.	1	2024 Proxy Statement

PROXY STATEMENT
For 2024 Annual Meeting of Stockholders
To be Held at 8:00 a.m., Pacific Time, on May 23, 2024
The board of directors of Athira Pharma, Inc., a Delaware corporation (“we,” “us,” “our,” the “Company” or “Athira”), is soliciting proxies to be used at our 2024 annual meeting of stockholders (together with any postponement, adjournment or continuation thereof, the “Annual Meeting”). The Annual Meeting will be held on May 23, 2024, at 8:00 a.m., Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/ATHA2024, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.
The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about April 9, 2024 to all stockholders of record as of March 26, 2024. The proxy materials and our annual report can be accessed as of April 9, 2024 by visiting www.proxyvote.com. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
WHY AM I RECEIVING THESE MATERIALS?
This proxy statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting.
Your vote is very important. Whether or not you attend the virtual Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to vote and submit your proxy promptly via the internet, telephone or mail. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.
WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?
The following proposals will be voted on at the Annual Meeting:
•
Proposal No. 1: the election of three nominees as Class I directors of the Company, each to hold office for a term of three years and until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal.

•	Proposal No. 2: the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024.
•	Proposal No. 3: the approval of an amendment to the Company’s amended and restated certificate of incorporation to limit the liability of officers as permitted by Delaware law.
•	Proposal No. 4: any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
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For 2024 Annual Meeting of Stockholders
As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THESE PROPOSALS?
Our board of directors recommends that you vote your shares:
•	“FOR” the election of each Class I director nominee named in this proxy statement (Proposal No. 1) (which nominees are Barbara Kosacz, Mark Litton, and Michael Panzara).
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (Proposal No. 2).
•	“FOR” the approval of an amendment to our amended and restated certificate of incorporation to limit the liability of officers as permitted by Delaware law (Proposal No. 3).
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
Holders of our common stock as of the close of business on March 26, 2024, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 38,326,652 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors. We do not have any outstanding shares of preferred stock.
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Inc., then you are considered the stockholder of record with respect to those shares, and this Notice of Internet Availability was sent directly to you by us. As a stockholder of record, you have the right to grant your proxy directly to the individuals listed on the proxy card or to vote by ballot at the Annual Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.” Only stockholders of record as of March 26, 2024 are entitled to notice of and to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by calling (425) 620-8520 or writing to Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary.
Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Beneficial owners are also invited to attend the virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares directly at the Annual Meeting unless you follow the procedures for obtaining a legal proxy from your broker, bank or other nominee. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use. Throughout this proxy statement, we refer to these holders as “street name stockholders.”
HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH PROPOSAL?
•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of a WITHHOLD vote or a broker non-vote, will have no effect on the outcome of the election.

•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting

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For 2024 Annual Meeting of Stockholders
on this proposal. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.
•
Proposal No. 3: The approval of an amendment to our amended and restated certificate of incorporation to limit the liability of officers as permitted by Delaware law requires the affirmative “FOR” vote of the holders of a majority of the voting power of all of the outstanding shares of our common stock entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?
A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws, or the Bylaws, and Delaware law. The presence, including virtually or by proxy, of a majority of the voting power of all of the outstanding shares of our common stock entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, withheld votes and broker non-votes, if any, are counted as present and entitled to vote for purposes of determining a quorum. Whether or not a quorum exists, the chairperson of the meeting may adjourn the meeting to another time or place.
HOW DO I VOTE AND WHAT ARE THE VOTING DEADLINES?
Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:
WAYS TO VOTE:
Online	By Phone	Virtually	By Mail
By internet following the instructions using the control number provided on your proxy card.	By telephone using the numbers provided on your proxy card.	By attending the Annual Meeting virtually by visiting www.virtualshareholdermeeting. com/ATHA2024, where you can vote during the meeting.	By signing, dating and returning your proxy card following the instructions on your proxy card. Your proxy card must be received prior to the Annual Meeting.
Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. You must follow the instructions provided by your broker, bank or other nominee in order to instruct them on how to vote your shares. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, then you may not vote your shares by ballot at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED OR FAIL TO PROVIDE TIMELY DIRECTIONS TO MY BROKER, BANK OR OTHER NOMINEE?
Stockholder of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•	“FOR” the election of each Class I director nominee named in this proxy statement;
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
•	“FOR” the approval of an amendment to our amended and restated certificate of incorporation to limit the liability of officers as permitted by Delaware law.
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For 2024 Annual Meeting of Stockholders
In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non-routine matters, then those shares will be treated as broker non-votes with respect to the non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:
•	entering a new vote by internet or telephone (subject to the applicable deadlines for each method as set forth above);
•	completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;
•
delivering a written notice of revocation to our corporate secretary at Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary, which must be received prior to the Annual Meeting; or

•	attending virtually and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.
WHAT DO I NEED TO DO TO ATTEND THE ANNUAL MEETING?
We will be hosting the Annual Meeting via live webcast only. You will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/ATHA2024. To participate in the Annual Meeting, you will need the control number included on your proxy card. The Annual Meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
HOW CAN I GET HELP IF I HAVE TROUBLE CHECKING IN OR LISTENING TO THE ANNUAL MEETING ONLINE?
If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.
WHAT IS THE EFFECT OF GIVING A PROXY?
Proxies are being solicited by and on behalf of our board of directors. Andrew Gengos, our chief financial officer and chief business officer, Rachel Lenington, our chief operating officer and chief development officer, and Mark Worthington, our general counsel and corporate secretary, have been designated as proxy holders for the Annual Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy card is dated and signed but no specific instructions are given, then the shares will be voted in accordance with the recommendation of our board of directors. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.
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For 2024 Annual Meeting of Stockholders
HOW CAN I CONTACT ATHIRA’S TRANSFER AGENT?
You may contact our transfer agent, Computershare Inc., by telephone at (800) 736-3001, or by writing Computershare Inc.,
P.O. Box 43006, Providence, RI 02940-3078. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the internet at www.computershare.com/investor.
HOW ARE PROXIES SOLICITED FOR THE ANNUAL MEETING AND WHO IS PAYING FOR SUCH SOLICITATION?
Our board of directors is soliciting proxies for use at the Annual Meeting by means of these proxy materials. By signing, dating and returning the proxy card, or by submitting your proxy over the internet or by telephone using the instructions found on the proxy card, you are authorizing the persons named as proxies to vote your shares at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the board of directors by the Company’s directors, director nominees, and certain executive officers and other employees of the Company.
The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their proxies. The Company has retained the services of Broadridge Financial Solutions, Inc. to assist in soliciting proxies from the Company’s stockholders for a fee of approximately $16,000 plus reimbursement of reasonable expenses. In addition to soliciting the proxies by mail and the internet, certain of the Company’s directors, officers and employees, without compensation, may solicit proxies personally or by telephone, facsimile and e-mail.
We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of Athira’s proxy materials. Copies of our solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We will disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, then we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY INSTEAD OF A FULL SET OF PROXY MATERIALS?
In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce our costs and the environmental impact of our annual meetings.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY?
If you receive more than one Notice of Internet Availability, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability to ensure that all of your shares are voted.
I SHARE AN ADDRESS WITH ANOTHER STOCKHOLDER, AND WE RECEIVED ONLY ONE PAPER COPY OF THE PROXY MATERIALS. HOW MAY I OBTAIN AN ADDITIONAL COPY OF THE PROXY MATERIALS?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we can deliver a single copy of the Notice of Internet Availability to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who
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For 2024 Annual Meeting of Stockholders
participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, stockholders may contact us at the following address and telephone number:
Athira Pharma, Inc.
Attention: Investor Relations
18706 North Creek Parkway, Suite 104
Bothell, Washington 98011
Tel: (425) 620-8501
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
If a stockholder would like us to consider including a proposal in our proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then the proposal must be received by our corporate secretary at our principal executive offices on or before December 10, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Athira Pharma, Inc.
Attention: Corporate Secretary
18706 North Creek Parkway, Suite 104
Bothell, Washington 98011
The Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before next year’s annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in the Bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:
•	no earlier than 8:00 a.m., Eastern time, on January 23, 2025; and
•	no later than 5:00 p.m., Eastern time, on February 22, 2025.
If we hold our 2025 annual meeting more than 25 days before or after the one-year anniversary of this year’s Annual Meeting, then such written notice must be received by our corporate secretary at our principal executive offices:
•	no earlier than 8:00 a.m., Eastern time, on the 120th day prior to the day of our 2025 annual meeting, and
•
no later than 5:00 p.m., Eastern time, on the later of the 90th day prior to the day of the 2025 annual meeting and, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.
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For 2024 Annual Meeting of Stockholders
Board Recommendation
The Board of Directors unanimously recommends voting “FOR” the election of each of the Board of Directors’ nominees on Proposal No. 1 (which nominees are Barbara Kosacz, Mark Litton, and Michael Panzara), “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 on Proposal No. 2, and “FOR” an amendment to our amended and restated certificate of incorporation to limit the liability of officers on Proposal No. 3.

Athira Pharma, Inc.	8	2024 Proxy Statement

Board of Directors and
Corporate Governance
COMPOSITION OF THE BOARD OF DIRECTORS
Our board of directors currently consists of eight directors, seven of whom are independent under the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our board of directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.
The following table sets forth the names, ages as of March 26, 2024, and certain other information for each of our directors and director nominees:
Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
NOMINEES FOR DIRECTOR
Barbara Kosacz(1)(2)	I	66	Director	2021	2024	2027
Mark Litton, Ph.D.	I	56	President, Chief Executive Officer and Director	2021	2024	2027
Michael Panzara, M.D., M.P.H.(2)	I	56	Director	2022	2024	2027
CONTINUING DIRECTORS
Kelly A. Romano(3)	III	62	Chairwoman of the Board of Directors	2020	2026	—
Joseph Edelman(2)	II	68	Director	2020	2025	—
John M. Fluke, Jr.(4)	II	81	Director	2014	2025	—
James A. Johnson(5)(6)	III	67	Director	2020	2026	—
Grant Pickering(4)(6)	II	56	Director	2022	2025	—
(1)	Chairwoman of our compensation committee.
(2)	Member of our nominating and corporate governance committee.
(3)	Chairwoman of our nominating and corporate governance committee.
(4) Member of our audit committee.
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Board of Directors and Corporate Governance
(5) Chairman of our audit committee.
(6) Member of our compensation committee.
Board Recommendation
The Board of Directors unanimously recommends voting “FOR” the election of each of the Board of Directors’ nominees on Proposal No. 1 (which nominees are Barbara Kosacz, Mark Litton, and Michael Panzara).

NOMINEES FOR DIRECTOR

Barbara Kosacz
AGE: 66 DIRECTOR SINCE: MARCH 2021

Barbara Kosacz has served on our board of directors since March 2021. Ms. Kosacz served as chief operating officer and general counsel at Kronos Bio, Inc., a clinical-stage biopharmaceutical company, from July 2020 until February 2024, where she continues to serve as a strategic business development advisor. Prior to joining Kronos Bio, Ms. Kosacz was a partner at Cooley LLP from January 1997 to December 2000, and again from February 2002 until July 2020, where she led the international life sciences practice. Ms. Kosacz has more than 25 years of experience in counseling clients in the life sciences arena, ranging from early stage startups to larger public companies, venture funds, investment banks, and non-profit institutions. She has served as a member of the BIO Emerging Companies’ Section Governing Board, the Board of Trustees of the Keck Graduate Institute, the business advisory board of Locust Walk Partners, and as a speaker at multiple life sciences-related conferences, as well as guest lecturer at the University of California, Berkeley, Stanford University, Columbia University, and the University of Pennsylvania about biotechnology law, biotech business models, corporate partnering negotiations and deal structures, and bioethics. Recognized by Best Lawyers in America since 2008 and most recently as Biotechnology Lawyer of the Year in 2018, Ms. Kosacz was listed as a “leading lawyer” for healthcare and life sciences in the 2018 Legal 500, as a “Band 1” attorney in the 2018 edition of Chambers USA: America’s Leading Lawyers for Business and recognized as a “highly recommended transactions” lawyer by IAM Patent 1000 for her “nearly three decades advising diverse companies in the industry at a deeply strategic and commercial level and overseeing their most complex and profitable deals.” Ms. Kosacz is a member of the board of directors of XOMA Corp., a public biotechnology royalty aggregation company, and Phoenix Biotech Acquisition Corp., a blank check company formed for the purpose of acquiring or merging with one or more businesses. Ms. Kosacz received her B.A. from Stanford University and her J.D. from the University of California, Berkeley School of Law. We believe that Ms. Kosacz’s extensive experience as an advisor to life sciences companies qualifies her to serve on our board of directors.

Athira Pharma, Inc.	10	2024 Proxy Statement

Board of Directors and Corporate Governance

Mark Litton
AGE: 56 DIRECTOR SINCE: OCTOBER 2021

Mark Litton, Ph.D., has served as our president and chief executive officer and member of our board of directors since October 2021 and previously served as our chief operating officer since July 2019. Prior to joining us, Dr. Litton served as the president and chief operating officer of Alpine Immune Sciences, Inc., a publicly traded biotechnology company, from August 2018 to April 2019. Dr. Litton served as the chief business officer, treasurer, and secretary from 2004 to 2018 of Alder BioPharmaceuticals, Inc., a publicly traded biopharmaceutical company co-founded by Dr. Litton in 2004, which was acquired by Lundbeck A/S in October 2019. From 1999 to 2004, Dr. Litton served as vice president of business development for Celltech Group, where he was responsible for securing, commercializing, and partnering on numerous novel discoveries and therapeutic programs. In 1999, Dr. Litton joined Celltech Group as an employee of Chiroscience Group plc and was later promoted to vice president of business development after Chiroscience’s merger with Celltech Group in 1999. From 1997 to 1999, Dr. Litton served as the manager of business development for Ribozyme Pharmaceuticals Inc. (now Sirna Therapeutics, Inc.), a biopharmaceutical company and wholly owned subsidiary of Alnylam Pharmaceuticals, Inc., where he helped form relationships with Eli Lilly and Company, Roche Bioscience and GlaxoWellcome plc (now GlaxoSmithKline plc) a biopharmaceutical company. From 1991 to 1994, Dr. Litton served as a research associate for DNAX Research Institute, a research facility of Schering-Plough (now Merck & Co., a publicly traded pharmaceutical company). Dr. Litton earned a Ph.D. in immunology from Stockholm University in 1997, an M.B.A. from Santa Clara University in 1994 and a B.A. in biochemistry and molecular biology from the University of California Santa Cruz in 1990. We believe that Dr. Litton’s experience in the biopharmaceutical industry and the perspective and experience he brings as our chief executive officer qualifies him to serve on our board of directors.

Michael Panzara
AGE: 56 DIRECTOR SINCE: MARCH 2022

Michael Panzara, M.D., M.P.H., has served on our board of directors since March 2022. Dr. Panzara has served as chief medical officer at Neurvati Neurosciences, Inc., a Blackstone Life Sciences portfolio company, since October 2022. Previously, Dr. Panzara served as chief medical officer and head of therapeutics discovery and development at Wave Life Sciences Ltd., a publicly traded genetic medicines company, since May 2020, where he previously served as chief medical officer from November 2018 to May 2020 and as franchise lead of neurology from July 2016 to November 2018. Prior to joining Wave Life Sciences, Dr. Panzara served in various roles at Sanofi Genzyme, including most recently as head of multiple sclerosis, neurology and ophthalmology therapeutic area for global development. Dr. Panzara has held numerous other positions in the healthcare and biopharmaceutical industries, including vice president and chief medical officer in neurology at Biogen, and instructor in neurology at Harvard Medical School with clinical appointments at Brigham & Women’s Hospital and Massachusetts General Hospital. Dr. Panzara earned an M.P.H from Harvard School of Public Health in 2002, an M.D. from Stanford University School of Medicine in 1994, and a B.A. in biology from the University of Pennsylvania in 1989. We believe that Dr. Panzara’s extensive experience in the healthcare and biopharmaceutical industries qualifies him to serve on our board of directors.

Athira Pharma, Inc.	11	2024 Proxy Statement

Board of Directors and Corporate Governance
CONTINUING DIRECTORS

Kelly A. Romano
AGE: 61 DIRECTOR SINCE: DECEMBER 2020

Kelly A. Romano has served as chairwoman of our board of directors since August 2021 and as a member of our board of directors since December 2020. Ms. Romano brings over 30 years of executive operating experience with technology companies, with a background in commercial buildings and aerospace. Ms. Romano is the chief executive officer of BlueRipple Capital, LLC, a consultancy firm she founded in May 2018. Ms. Romano previously served as an operating partner at AE Industrial Partners, a private equity firm focused on aerospace and industrial investments, from August 2020 to July 2023. Ms. Romano has also served on the Executive Advisory Board at Gryphon Investors, a middle-market private equity firm, since December 2016. Previously, she spent 32 years working at United Technologies Corp. (UTC) and held a number of senior executive global positions, including president of Intelligent Building Technologies in UTC Building & Industrial Systems and president of Building Systems & Services at Carrier Corporation. Ms. Romano is also a member of several boards of directors, including UGI Corporation, Dorman Products, Inc., Potter Global Technologies and Altus Fire & Life Safety. Ms. Romano earned a B.S. in business administration from the State University of New York at Buffalo, an M.B.A. from Syracuse University, and is a graduate of the Northwestern University Kellogg School of Management’s Corporate Board Governance Executive Program, as well as senior executive programs at Darden School of Management, University of Virginia. We believe that Ms. Romano’s executive operating experience and aptitude for understanding growing companies qualifies her to serve on our board of directors.

Joseph Edelman
AGE: 68 DIRECTOR SINCE: MAY 2020

Joseph Edelman has served on our board of directors since May 2020. Mr. Edelman is the founder and chief executive officer of Perceptive Advisors, a hedge fund that specializes in investing in biotechnology stocks. He founded Perceptive Advisors in 1999, aiming to support progress in the life sciences industry by identifying opportunities and directing financial resources toward the most promising technologies in modern healthcare. Mr. Edelman earned an M.B.A. from the Leonard N. Stern School of Business at New York University in 1986 and a B.A., magna cum laude, in psychology from the University of California San Diego in 1978. We believe that Mr. Edelman’s experience as a board member and investor in many successful biotechnology companies qualifies him to serve on our board of directors.

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Board of Directors and Corporate Governance

John M. Fluke, Jr.
AGE: 81 DIRECTOR SINCE: DECEMBER 2014

John M. Fluke, Jr. has served on our board of directors since December 2014. Mr. Fluke is chairman of Fluke Capital Management, L.P., which he founded in 1976, and was chairman and chief executive officer of the John Fluke Manufacturing Co. until 1990. Mr. Fluke previously served on the boards of PACCAR Inc., CellCyte Genetics Corporation, Cell Therapeutics, Primus International, and American Seafoods Group. Mr. Fluke is a current trustee of the Greater Seattle Chamber of Commerce (formerly serving as its chairman), and previously served as chairman of the Washington State China Relations Council and a trustee emeritus of the Museum of Flight. He also previously served as chairman of the Washington Technology Center at the University of Washington, which is an organization responsible for managing technology transfers from public universities in Washington state to the private sector for commercialization. Mr. Fluke has also served as chairman of the trustees of Junior Achievement of Washington and president of the Seattle Council of Boy Scouts of America. Mr. Fluke earned an M.S. in electrical engineering from Stanford University in 1966 and a B.S. in electrical engineering from the University of Washington in 1964. We believe that Mr. Fluke’s extensive leadership experience and background as an investor in many successful companies qualifies him to serve on our board of directors.

James A. Johnson
AGE: 67 DIRECTOR SINCE: AUGUST 2020

James A. Johnson has served on our board of directors since August 2020. Mr. Johnson previously served as the chief financial officer of Nohla Therapeutics, a cell therapy company, from January 2018 to August 2019. Prior to Nohla, Mr. Johnson served as the chief financial officer of NanoString Technologies, a publicly held provider of life science tools for translational research and molecular diagnostics, from October 2012 to December 2017. During his tenure as chief financial officer at NanoString, Mr. Johnson oversaw strategic and corporate finance activities from private stage through the company’s initial public offering and additional rounds of financing, marking the third initial public offering in his career as a chief financial officer. Prior to joining NanoString, Mr. Johnson served as chief financial officer of Relypsa, Inc., a clinical-stage biopharmaceutical company. Prior to Relypsa, Mr. Johnson served for nearly 10 years as chief financial officer of ZymoGenetics, Inc., until the company was acquired by Bristol-Myers Squibb in October 2010. Previously, he served for seven years as chief financial officer of Targeted Genetics Corporation (now Armata Pharmaceuticals) and as Vice President of Finance at Immunex Corporation during its evolution from product development to commercial operations. Mr. Johnson received a B.A. in business administration from the University of Washington in 1979. We believe that Mr. Johnson’s depth of experience in the biopharmaceuticals industry, including as chief financial officer of a number of publicly traded biopharmaceutical companies, qualifies him to serve on our board of directors.

Athira Pharma, Inc.	13	2024 Proxy Statement

Board of Directors and Corporate Governance

Grant Pickering
AGE: 56 DIRECTOR SINCE: JANUARY 2022

Grant Pickering has served on our board of directors since January 2022. Mr. Pickering co-founded and has served as chief executive officer and as a member of the board of directors at Vaxcyte, Inc., a publicly traded biotechnology company, since November 2013. Mr. Pickering also served as strategic advisor at Atreca, Inc., a publicly traded biotechnology company, from May 2013 to April 2015. Prior to joining Vaxcyte, Mr. Pickering was chief executive officer of Mymetics Corporation, a publicly traded biotechnology company. Prior to that, Mr. Pickering served as executive-in-residence at Kleiner Perkins, a venture capital firm, while serving as the chief executive officer and as a member of the board of directors at Juvaris BioTherapeutics, Inc., a biopharmaceutical company. Prior to that he served as senior vice president of operations of Dendreon Corporation, a publicly traded biotechnology company. Mr. Pickering earned an M.B.A. from Georgetown University in 1997 with high honors and a B.S. in marketing from Penn State University in 1989. We believe that Mr. Pickering’s experience in the healthcare, biopharmaceutical, and biotechnology industries qualifies him to serve on our board of directors.

Athira Pharma, Inc.	14	2024 Proxy Statement

Board of Directors and Corporate Governance
DIRECTOR INDEPENDENCE
Our common stock is listed on the Nasdaq Global Select Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that, other than Dr. Litton, none of our directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Our board of directors also determined that Mr. Johnson, Mr. Fluke and Mr. Pickering, who comprise our audit committee; Ms. Kosacz, Mr. Johnson and Mr. Pickering, who comprise our compensation committee; and Ms. Romano, Ms. Kosacz, Mr. Edelman and Mr. Panzara, who comprise our nominating and corporate governance committee, satisfy the independence standards for those committees established by applicable SEC rules and the rules of Nasdaq. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
BOARD LEADERSHIP STRUCTURE
Ms. Romano serves as the independent chairwoman of the board of directors, and Dr. Litton serves as our president and chief executive officer. The roles of chief executive officer and chairperson of the board of directors are currently separated in recognition of the differences between the two roles. We believe that it is in the best interests of our stockholders for the board of directors to make a determination regarding the separation or combination of these roles each time it elects a new chairperson or appoints a chief executive officer, based on the relevant facts and circumstances applicable at such time. Our board of directors has determined it is in the best interests of our stockholders to continue to maintain an independent chairperson to allow Dr. Litton to focus on his primary responsibility for the operational leadership and strategic direction of our company. Our corporate governance guidelines provide that if our board of directors does not have an independent chairperson, the board of directors will appoint a lead independent director.
Our independent chairperson sets the agenda and serves as the chairperson of meetings of our board of directors and of executive sessions of our non-executive directors, confers separately with management from time to time, and facilitates discussion among other board members as appropriate. The chairperson may also, when appropriate, act as spokesperson for the Company and perform such other responsibilities that may be designated by a majority of the board of directors from time to time.
ROLE OF BOARD IN RISK OVERSIGHT PROCESS
Management is responsible for the day-to-day management of risks that the Company faces, in conjunction with our chief compliance officer (who is currently our general counsel) who oversees compliance with certain corporate policies, and our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. The board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks, environmental, social and governance, or ESG, related risks, cybersecurity risks, and operational risks. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit
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Board of Directors and Corporate Governance
committee is responsible for overseeing the management of our risks relating to accounting matters and financial reporting. Our nominating and corporate governance committee is responsible for overseeing the management of our risks associated with the independence of our board of directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions with committee members about such risks. Our board of directors believes its administration of its risk oversight function has not affected the board of directors’ leadership structure.
ATTENDANCE AT BOARD AND STOCKHOLDER MEETINGS
During our fiscal year ended December 31, 2023, our board of directors held eight meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during the period for which he or she was a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.
Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meetings of stockholders, we encourage, but do not require, directors to attend. Each person who was then a member of our board of directors attended our 2023 annual meeting.
EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS
To encourage and enhance communication among non-employee directors, and as required under applicable Nasdaq rules, our corporate governance guidelines provide that our non-employee directors will meet in executive sessions without management directors or management present on a periodic basis. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis. These executive sessions are chaired by Kelly Romano, our chairwoman of the board of directors.
BOARD DIVERSITY
Our board of directors and nominating and corporate governance committee are committed to diversity of experience, gender, race and ethnicity, and seek to ensure that there is diversity of thought among our directors. The Company believes that diversity of thought stems from many factors including professional experience, life experience, socio-economic background, gender, race, ethnicity, religion, skill set, and geographic representation. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, abilities, and stockholder and community representation that will allow the board of directors to fulfill its responsibilities.
In August 2021, the SEC approved a Nasdaq proposal to adopt listing rules relating to board diversity and disclosure. As approved by the SEC, the Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an underrepresented minority or LGBTQ+. Smaller reporting companies satisfy this requirement where the second diverse director self-identifies as female, LGBTQ+, or an underrepresented minority. In this regard, Kelly Romano and Barbara Kosacz each self-identify as female. Accordingly, the Company is in compliance with Nasdaq’s diversity requirement. The Board Diversity Matrix below presents the board of directors’ diversity statistics in the format prescribed by the Nasdaq rules.
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Board of Directors and Corporate Governance
BOARD DIVERSITY MATRIX (AS OF MARCH 26, 2024)
TOTAL NUMBER OF DIRECTORS	8
	Female	Male	Non-Binary	Did Not Disclose Gender
PART I: GENDER IDENTITY
Directors	2	5	—	1
PART II: DEMOGRAPHIC BACKGROUND
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	1
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Board of Directors and Corporate Governance
BOARD COMMITTEES
As of the date of this proxy statement, our board of directors has three separately designated standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. Our board of directors may also establish other committees from time to time.
Each committee has the composition and the responsibilities described below.
AUDIT COMMITTEE
The members of our audit committee are Messrs. Johnson, Fluke and Pickering, each of whom is a non-employee member of our board of directors. Our audit committee chairman, Mr. Johnson, is our audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the rules of Nasdaq. Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq. A copy of the charter of our audit committee is available on our website at https://investors.athira.com/corporate-governance/governance-overview. Our board of directors has determined that each of Messrs. Johnson, Fluke and Pickering is independent for audit committee purposes, as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and has sufficient knowledge in financial and auditing matters to serve on the audit committee. During our fiscal year ended December 31, 2023, our audit committee held four meetings (including regularly scheduled and special meetings).
Our audit committee:
•	selects, retains, compensates, evaluates, oversees and, where appropriate, terminates our independent registered public accounting firm;
•	reviews and approves the scope and plans for the audits and the audit fees and approves all non-audit and tax services to be performed by the independent audit;
•	evaluates the independence and qualification of the independent registered public accounting firm;
•	reviews internal controls and integrity of financial statements;
•	reviews financial information presentation, earnings press releases and guidance;
•	oversees the design, implementation and performance of our internal audit function, if any;
•	sets hiring policies with regard to the hiring of employees and former employees of our independent auditor and oversees compliance with such policies;
•	reviews and monitors compliance with our Investment Policy and approves any amendments or deviations;
•	reviews, approves and monitors related party transactions;
•	develops, approves, reviews and monitors compliance with our code of business conduct and ethics;
•	adopts and oversees procedures to address complaints regarding accounting, internal accounting controls or auditing matters;
•	reviews and discusses with our management and the independent auditor our compliance with various laws;
•	reviews and discusses with management our independent auditor guidelines and policies to identify, monitor, and address enterprise risks;
•	engages independent legal, accounting and other advisors;
•	determines appropriate funding for compensation to independent registered accounting firms, advisors and related expenses; and
•	reviews the adequacy of the audit committee charter and recommends any proposed changes to our board of directors.
COMPENSATION COMMITTEE
The members of our compensation committee are Ms. Kosacz and Messrs. Johnson and Pickering. Ms. Kosacz is the chairwoman of our compensation committee. Our compensation committee oversees our compensation policies, plans and benefits programs. Our compensation committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable
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listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at https://investors.athira.com/corporate-governance/governance-overview. During our fiscal year ended December 31, 2023, our compensation committee held four meetings (including regularly scheduled and special meetings).
Our compensation committee:
•	reviews and approves the corporate goals and objectives applicable to the compensation of our chief executive officer;
•	reviews and approves the compensation and benefits for our executive officers;
•	reviews, approves, and administers employee compensation plans;
•	advises on proposals to stockholders on executive compensation matters;
•	oversees compensation plans and programs;
•	reviews and discusses our compensation policies and practices and the risks related thereto;
•	approves the creation or revision of any clawback policy allowing us to recoup compensation paid to employees;
•	reviews and recommends to the board of directors the form and amount of compensation to be paid for service on the board of directors and committees and for service as a chairperson of a committee;
•	oversees regulatory compliance with respect to compensation matters;
•	retains or obtains the advice of compensation consultants; and
•	reviews the adequacy of the compensation committee charter and recommends any proposed changes to our board of directors.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The members of our nominating and corporate governance committee are Mses. Romano and Kosacz and Messrs. Edelman and Panzara. Ms. Romano is the chairwoman of our nominating and corporate governance committee. Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our nominating and corporate governance committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at https://investors.athira.com/corporate-governance/governance-overview. During our fiscal year ended December 31, 2023, our nominating and corporate governance committee held four meetings (including regularly scheduled and special meetings).
The nominating and corporate governance committee:
•	establishes procedures for the submission of candidates for election to our board of directors;
•	conducts a periodic review of our succession planning process for the executive management team;
•	reviews the structure and composition of each committee of our board of directors and makes recommendations for any proposed changes to the committees;
•	develops and recommends to the board of directors corporate governance guidelines and annually reviews the corporate governance guidelines and their application;
•	oversees governance practices;
•	oversees our director orientation and continuing education;
•	oversees the evaluation of our board of directors and its committees;
•	administers policies and procedures for various constituencies that are involved with us to communicate with the non-management members of our board of directors;
•	oversees and periodically reviews the Company’s ESG activities, programs and public disclosure, including in light of any feedback received from stockholders of the Company; and
•	reviews the adequacy of the nominating and corporate governance committee charter and recommends any proposed changes to our board of directors.
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Board of Directors and Corporate Governance
CONSIDERATIONS IN EVALUATING DIRECTOR NOMINEES
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors and other director qualifications. While our board of directors has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the board of directors and skills that are complementary to the board of directors, an understanding of our business, an understanding of the responsibilities that are required of a member of the board of directors, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board of directors. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that the board of directors should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.
If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board of directors or management.
After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board of directors.
STOCKHOLDER RECOMMENDATIONS AND NOMINATIONS TO OUR BOARD OF DIRECTORS
Our nominating and corporate governance committee will consider recommendations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, the Bylaws and the director nominee criteria described above.
A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us, and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Under the Bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in the Bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our next year’s annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed above under “Questions and Answers About the Proxy Materials and our Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”
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Board of Directors and Corporate Governance
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders and other interested parties wishing to communicate directly with our non-employee directors may do so by writing and sending the correspondence to our corporate secretary by mail to our principal executive offices at Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011. Our corporate secretary, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our board of directors to consider and (3) matters that are of a type that render them improper or irrelevant to the functioning of our board of directors or our business, for example, mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material. If appropriate, our corporate secretary will route such communications to the appropriate director(s) or, if none is specified, then to the chairperson of the board of directors. These policies and procedures do not apply to communications to non-employee directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.
POLICY PROHIBITING HEDGING OR PLEDGING OF SECURITIES
Under our insider trading policy, our employees, including our executive officers, consultants, contractors, advisors, and the members of our board of directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans or as part of any other pledging transaction and (5) holding our securities in a margin account.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the investor section of our website at https://investors.athira.com/corporate-governance/ governance-overview. We will post amendments to our code of business conduct and ethics or waivers of our code of business conduct and ethics for directors and executive officers on the same website.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) AND RELATED MATTERS
Our ESG strategy is focused on areas that are material to our business and clearly connected to our business operations. We expect our ESG strategy to evolve as we continue to assess the appropriate framework for our disclosures and appropriate metrics to measure our actions. Our nominating and corporate governance committee has oversight of our overall ESG activities and programs, and we have discussed elsewhere in this proxy statement certain of our corporate governance policies and programs, including our code of business conduct and ethics, corporate governance guidelines, related-person transactions policy, clawback policy, and overall commitment to diversity of experience, gender, race and ethnicity to seek to ensure that there is diversity of thought among our directors. We also require training and compliance with other corporate policies including our whistleblower policy, global anti-bribery and anti-corruption policy, and insider trading policy and various quality assurance, cybersecurity and safety protocols.
CORE VALUES
At Athira, we are guided by our mission to restore lives by advancing bold therapies for neuronal health, thoughtfully and urgently. We are committed to restoring, rebuilding and retaining connections. Our core values of people, integrity, collaboration, perseverance, transformation, inclusion and resourcefulness serve to guide us on our path toward achieving our mission. Our core values establish the foundation for how we conduct our business, how we interact with each other and our stakeholders, and how we evaluate employee performance.
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Board of Directors and Corporate Governance
EMPLOYEES
The hiring, engagement and retention of a skilled workforce is particularly important in the highly competitive scientific fields in which we operate. Our employees play a key role in our ability to achieve our mission, and we strive to attract, empower and retain highly qualified employees who are inspired, diverse and driven. To attract and retain top talent, we strive to create opportunities for our employees to grow and develop in their careers and ensure they are supported by competitive compensation and a comprehensive benefits program.
We believe employee career development is an investment in our employees’ skills and our future. Additionally, we have an employee review program which evaluates employee performance and is designed to support our employees’ career and personal development, which ultimately contributes to achieving our mission.
We believe it is important to encourage open and direct communication at all levels in our organization.
We believe we provide competitive and comprehensive financial compensation and benefits for our employees and that our programs are designed to meet our employees’ needs. In addition to salaries, these programs include, for eligible employees, new employee equity grants, additional discretionary equity awards, discretionary merit-based annual bonuses, a voluntary employee stock purchase program, a 401(k) plan with company matching, healthcare and insurance benefits, health flexible spending accounts, dependent care flexible spending accounts, professional development opportunities and reimbursement, paid time off, and family leave.
INCREASING DIVERSITY AND INCLUSION IN CLINICAL TRIAL RECRUITMENT
We strive to increase diversity and inclusion in our clinical trials, as appropriate, and have taken steps to recruit historically underrepresented patient populations. We are committed to helping to make potential scientific advances available to all applicable patients.
OPEN-LABEL EXTENSION
Finally, we have extended our ACT-AD and LIFT-AD clinical trials in an open label extension intended to continue access to our current drug candidate for Alzheimer’s disease in support of the patients in those clinical trials and their caregivers who are faced with such a devastating disease, again in furtherance of our mission to restore lives by advancing bold therapies for neuronal health, thoughtfully and urgently.
DIRECTOR COMPENSATION
The following table provides information regarding compensation of our non-employee directors for service as directors for the year ended December 31, 2023.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Kelly A. Romano(2)	77,810	46,871	124,681
Joseph Edelman(3)	45,896	46,871	92,767
John M. Fluke, Jr.(4)	49,016	46,871	95,887
James A. Johnson(5)	60,000	46,871	106,871
Barbara Kosacz(6)	55,516	46,871	102,387
Michael Panzara, M.D., M.P.H.(7)	42,484	46,871	89,354
Grant Pickering(8)	49,657	46,871	96,528
(1)
In accordance with SEC rules, the amount in this column reflects the aggregate grant date fair value of stock options granted during 2023 computed in accordance with Accounting Standards Codification (ASC) Topic 718, rather than the amount paid or realized by the director. For a discussion of valuation assumptions, see the Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024.

(2)	Ms. Romano was appointed to our board of directors in December 2020. As of December 31, 2023, Ms. Romano held stock options to purchase 62,513 shares of our common stock.
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Board of Directors and Corporate Governance
(3)	Mr. Edelman became a member of our board of directors in May 2020. As of December 31, 2023, Mr. Edelman held stock options to purchase 76,384 shares of our common stock.
(4)	Mr. Fluke became a member of our board of directors in December 2014. As of December 31, 2023, Mr. Fluke held stock options to purchase 76,384 shares of our common stock.
(5)	Mr. Johnson became a member of our board of directors in August 2020. As of December 31, 2023, Mr. Johnson held stock options to purchase 76,384 shares of our common stock.
(6)	Ms. Kosacz became a member of our board of directors in March 2021. As of December 31, 2023, Ms. Kosacz held stock options to purchase 62,513 shares of our common stock.
(7)	Dr. Panzara was appointed to our board of directors in March 2022. As of December 31, 2023, Dr. Panzara held stock options to purchase 50,953 shares of our common stock.
(8)	Mr. Pickering was appointed to our board of directors in January 2022. As of December 31, 2023, Mr. Pickering held stock options to purchase 52,109 shares of our common stock.
In September 2020, based on discussions with and assistance from AON Radford, a third-party compensation consultant retained by our compensation committee to provide our board of directors and our compensation committee with an analysis of publicly available market data and assistance in determining compensation to be provided to our non-employee directors, our board of directors adopted, and our stockholders approved, an outside director compensation policy providing for certain compensation to our non-employee directors. The outside director compensation policy was subsequently amended and restated in January 2022 and again in January 2023.
CASH COMPENSATION
The amended and restated outside director compensation policy provides for the following cash compensation program for our non-employee directors:
•	$40,000 per year for service as a non-employee director;
•	$30,000 per year for service as chairperson of our board of directors;
•	$15,000 per year for service as chairperson of our audit committee;
•	$7,500 per year for service as a member of our audit committee;
•	$10,000 per year for service as chairperson of our compensation committee;
•	$5,000 per year for service as a member of our compensation committee;
•	$8,000 per year for service as chairperson of our nominating and corporate governance committee; and
•	$4,000 per year for service as a member of our nominating and corporate governance committee.
Each non-employee director who serves as a committee chairperson receives only the cash retainer fee as the chairperson of the committee but not the cash retainer fee as a member of that committee. These fees to our non-employee directors are paid quarterly in arrears on a prorated basis. Under our amended and restated outside director compensation policy, we also reimburse our non-employee directors for reasonable travel expenses to attend meetings of our board of directors and its committees. The above-listed fees for service as chairperson or members of committees are payable in addition to the non-employee director retainer specified above.
EQUITY COMPENSATION
Initial Award. Pursuant to our Amended and Restated Outside Director Compensation Policy, each person who becomes a non-employee director will receive, on the first trading day on or after the date that the person first becomes a non-employee director, an initial award. or the Initial Award, of stock options to purchase 41,800 shares of our common stock. The Initial Award vests in equal installments as to 1/36th of the shares of our common stock subject to the Initial Award on a monthly basis following the Initial Award’s grant date, on the same day of the month as the grant date, subject to continued services to us through the applicable vesting dates. If the person was a member of our board of directors and also an employee, then becoming a non-employee director due to termination of employment will not entitle the person to an Initial Award.
Annual Award. Pursuant to our amended and restated outside director compensation policy, each non-employee director automatically receives, on the first trading day immediately after the date of each annual meeting of our stockholders, an annual award, or the
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Board of Directors and Corporate Governance
Annual Award, of stock options to purchase 20,900 shares of our common stock. If, as of the date of the annual meeting, such director has not been in continuous service as a non-employee director since the date of the most recently preceding annual meeting, their first annual award will be prorated and equal to the product of 20,900 multiplied by the quotient of (1) the number of whole months of continuous service as a non-employee director completed as of the date of such annual meeting divided by (2) 12, rounded down to the nearest whole share (up to a maximum of 20,900 shares). Each Annual Award vests on the earlier of the one-year anniversary of the grant date, or the day immediately before the day of the next annual meeting of our stockholders that occurs after the grant date of the Annual Award, subject to continued service to us through the applicable vesting date.
Change in Control. In the event of a “Change in Control” (as defined in our 2020 Equity Incentive Plan), each non-employee director’s then outstanding equity awards covering shares of our common stock will accelerate vesting in full, provided that he or she remains a non-employee director through the date of the Change in Control.
Other Award Terms. Each Initial Award and Annual Award will be granted under our 2020 Equity Incentive Plan (or its successor plan, as applicable) and form of award agreement under such plan. These awards will have a maximum term to expiration of 10 years from their grant and a per share exercise price equal to 100% of the fair market value of a share of our common stock on the award’s grant date.
Director Compensation Limits. Our amended and restated outside director compensation policy provides that in any fiscal year, a non-employee director may be paid cash compensation and other compensation and granted equity awards with an aggregate value of no more than $500,000 (with the value of equity awards based on their grant date fair value determined in accordance with U.S. Generally Accepted Accounting Principles for purposes of this limit), with such limit increased to $750,000 for the fiscal year of his or her initial service as a non-employee director. Equity awards granted or other compensation provided to a non-employee director while he or she was an employee or consultant of the Company (other than a non-employee director), or granted or provided prior to the effective date of the registration statement relating to our initial public offering, do not count toward this annual limit.
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ELECTION OF CLASS I DIRECTORS
Proposal One
Our board of directors currently consists of eight directors and is divided into three classes with staggered three-year terms. At the Annual Meeting, three Class I directors of the Company will be elected for a three-year term to succeed the same class whose term is then expiring, each to continue until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal.
NOMINEES
Our nominating and corporate governance committee has recommended, and our board of directors has approved, Barbara Kosacz, Mark Litton, and Michael Panzara as nominees for election as Class I directors of the Company at the Annual Meeting. We believe that the nominees bring valuable experience and perspective to our board of directors. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
Ms. Kosacz, Dr. Litton and Dr. Panzara have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the board of directors to fill the vacancy.
VOTE REQUIRED
Each director is elected by a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of a WITHHOLD vote or a broker non-vote, will have no effect on the outcome of the election.
Board Recommendation
The Board of Directors unanimously recommends that stockholders vote “FOR” each of the nominees listed above.
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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Proposal Two
Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2024. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2023.
At the Annual Meeting, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Our audit committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Ernst & Young LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of the Company and our stockholders. If our stockholders do not ratify the appointment of Ernst & Young LLP, then our audit committee may reconsider the appointment. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.
FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2023 and 2022 (in thousands):
	Year Ended December 31,
	2023	2022
Audit fees(1)	$632	$736
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$632	$736
(1)
Audit fees include fees incurred associated with the annual audit, the reviews of the Company’s interim financial information, consents to documents filed with the SEC, and services provided in connection with our at-the-market offering program incurred in 2022.

(2)
Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. There were no such fees incurred in 2023 or 2022.

(3)	Tax fees consist of fees for professional services, including tax compliance services and tax advisory services. There were no such fees incurred in 2023 or 2022.
(4)	All other fees include any fees billed that are not audit fees, audit-related fees or tax fees. There were no such fees incurred in 2023 or 2022.
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Proposal Two
AUDITOR INDEPENDENCE
In 2023, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.
AUDIT COMMITTEE POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre- approval, and the fees for the services performed to date. The audit committee may delegate to the chairperson of the audit committee authority to approve in advance permitted services to be performed by the independent auditor or other registered public accounting firms along with any associated fees.
All services related to the fees described in the table above were pre-approved by our audit committee.
VOTE REQUIRED
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares cast, affirmatively or negatively. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.
Board Recommendation
Our Board of Directors recommends a vote “FOR” this proposal.
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Report of the Audit Committee
The audit committee is a committee of our board of directors comprised solely of independent directors as required by Nasdaq listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the board of directors, which is available on our website at https://investors.athira.com/corporate-governance/governance-overview. This written charter is reviewed annually for changes, as appropriate. With respect to our financial reporting process, our management is responsible for (1) establishing and maintaining internal controls and (2) preparing our consolidated financial statements. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of our consolidated financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:
•	reviewed and discussed the audited consolidated financial statements with management and Ernst & Young LLP;
•	discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC; and
•
received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence.

Based on the audit committee’s review and discussions with management and Ernst & Young LLP noted above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 22, 2024.
Respectfully submitted by the members of the audit committee of the board of directors:
JAMES A. JOHNSON (CHAIR), JOHN M. FLUKE, JR., GRANT PICKERING.
This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent the Company specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.
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APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
Proposal Three
At the Annual Meeting, we are asking our stockholders to approve an amendment to our amended and restated certificate of incorporation, or the existing charter, to provide for exculpation from liability for our officers for certain breaches of fiduciary duties, similar to the protections currently available for our directors, as permitted under Delaware law (the “Exculpation Amendment”). The board of directors has unanimously adopted and declared advisable, and resolved to recommend to the Company’s stockholders that they approve and adopt, the Exculpation Amendment.
PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The proposed Exculpation Amendment, marked to show the proposed changes, would amend Section 1 of Article IX of the existing charter to read in its entirety as follows (insertions are shown in underlined italics):
Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company, as applicable, shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
A complete copy of the proposed charter amendment is attached as Annex A to this proxy statement.
PURPOSE OF THE EXCULPATION AMENDMENT
Effective August 1, 2022, the State of Delaware, where we are incorporated, adopted an amendment to Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL, to allow a Delaware corporation to exculpate its officers from personal liability for monetary damages for certain breaches of fiduciary duty as an officer. Prior to this amendment to the DGCL, Delaware corporations were permitted to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed a tactic of bringing certain claims—that would otherwise be exculpated if brought against directors—against individual officers to avoid dismissal of such claims. The DGCL amendment was adopted to address inconsistent treatment between officers and directors and respond to rising litigation and insurance costs for Delaware companies and their stockholders.
Our board of directors desires to amend the existing charter to add provisions consistent with the amendment to the DGCL, including as it may be further amended, and believes that the proposed Exculpation Amendment is necessary in order to (i) continue to attract and retain experienced and qualified officers and (ii) address rising litigation and insurance costs for Delaware corporations and their stockholders. The proposed Exculpation Amendment would allow for the exculpation of officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. As is currently the case with directors under our existing charter, the proposed Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.
EFFECTIVENESS OF THE EXCULPATION AMENDMENT
If the proposed Exculpation Amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of the certificate of amendment to the existing charter with the Secretary of State of the State of Delaware. In accordance with the DGCL, however, our board of directors may elect to abandon the proposed Exculpation Amendment without further action by the stockholders at any time
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Proposal Three
prior to the effectiveness of the filing of the proposed certificate of amendment to the existing charter with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the certificate of amendment to the existing charter.
VOTE REQUIRED
The approval of this proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of all of the outstanding shares of our common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.
Board Recommendation
Our Board of Directors recommends a vote “FOR” the approval of an amendment to our amended and restated certificate of incorporation to limit the liability of officers as permitted by Delaware law.
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Executive Officers
The following table sets forth certain information about our executive officers as of March 26, 2024. There are no family relationships among any of our directors or executive officers.
Executive Officers	Age	Position
Mark Litton, Ph.D.	56	President, Chief Executive Officer and Director
Rachel Lenington	50	Chief Operating Officer and Chief Development Officer
Andrew Gengos	59	Chief Financial Officer and Chief Business Officer
Kevin Church, Ph.D.	39	Chief Scientific Officer
Mark Worthington	57	General Counsel and Corporate Secretary
EXECUTIVE OFFICERS
Dr. Litton’s biography is listed in the section titled “Board of Directors and Corporate Governance – Nominees for Director.”

Rachel Lenington
AGE: 50  EXECUTIVE OFFICER SINCE: JUNE 2021

Rachel Lenington has served as our chief operating officer since October 2021 and as our chief development officer since February 2024. Prior to that, Ms. Lenington served as our chief technology officer, head of product development strategy, from June 2021 to October 2021. From February 2021 to May 2021, Ms. Lenington served as a consultant for Lenington Strategic Advisors, LLC, a company that provided biotechnology consulting services of which she was the founder. Prior to that, from 2015 to 2020, Ms. Lenington served as senior vice president of program and portfolio management at Seagen Inc., a publicly traded biotechnology company, where she led a team responsible for strategic business operations, program, portfolio, and alliance management, and played an instrumental role in scaling the organization as it transformed into a global, multi-product oncology company. From 2010 to 2015, Ms. Lenington was deputy director, strategy, planning and management at the Bill & Melinda Gates Foundation, where she managed strategy, business operations, and grant budgets for select global health programs. From 2000 to 2010, Ms. Lenington held roles of increasing responsibility at Amgen and at Immunex prior to its 2002 acquisition by Amgen, including director, global program manager. From 1995 to 1996 and from 1996 to 2000, Ms. Lenington was a management consultant first for Accenture and then at Deloitte Consulting, respectively, focused on change management and ERP software implementation at Fortune 100 companies. She has served on the board of directors of Global Health Labs, Inc., a non-profit organization focused on developing health technology solutions for underserved populations, since July 2023. Ms. Lenington earned an M.B.A. from Pepperdine University in 2005 and a B.A. in business administration degree from the University of Washington in 1995.

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Executive Officers

Andrew Gengos
AGE: 59  EXECUTIVE OFFICER SINCE: MAY 2023

Andrew Gengos has served as our chief financial officer and chief business officer since May 2023. He served as the chief business officer of Cyteir Therapeutics, Inc., a clinical-stage biopharmaceutical company, from February 2020 until February 2023, and served in various roles at AOBiome Therapeutics, a biotechnology company, from January 2019 to December 2019, including most recently as chief business officer and chief financial officer from March 2019 to December 2019. Mr. Gengos also served as the chief operating officer and head of corporate development of Synlogic, Inc., a biotechnology company, from October 2017 to January 2019, and previously served as president and chief executive officer at ImmunoCellular Therapeutics and Neuraltus Pharmaceuticals and as vice president of strategy and corporate development at Amgen. From August 2019 to January 2020 he also served as an advisor to Turn Therapeutics, a biotechnology company, where he has served on the board of directors since January 2020. He started his career as a technology associate at Morgan Stanley before moving on to McKinsey & Co., where he advanced from associate to senior engagement manager, focusing in the healthcare and strategy practices. Mr. Gengos earned an M.B.A. from the UCLA Anderson School of Management in 1991 and a B.S. in chemical engineering from the Massachusetts Institute of Technology in 1986.

Kevin Church, Ph.D.
AGE: 39  EXECUTIVE OFFICER SINCE: JULY 2020

Kevin Church, Ph.D., has served as our chief scientific officer since January 2023. Prior to this, Dr. Church held various roles at the Company, including executive vice president of research from October 2021 to January 2023, vice president of discovery from July 2020 to October 2021, director of discovery from July 2018 to July 2020, senior research scientist from February 2018 to July 2018, and research scientist from July 2016 to February 2018. Dr. Church has research experience in diverse fields of study including neurodegenerative diseases, wound healing, and cancer. Dr. Church earned his Ph.D. in molecular biosciences from Washington State University in 2016, and prior to that earned his B.S. in microbiology from the University of Idaho in 2006. While in graduate school, Dr. Church was recognized for excellence in his graduate teaching assistantships. Dr. Church’s graduate work primarily focused on the development of novel therapeutics for the treatment of pancreatic cancer, but also included research relating to the treatment of diabetic ulcers and neurodegenerative diseases such as Parkinson’s disease dementia and Alzheimer’s disease.

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Executive Officers

Mark Worthington
AGE: 57  EXECUTIVE OFFICER SINCE: JUNE 2021

Mark Worthington has served as our general counsel since June 2021, after working with us as outside corporate counsel for several years. Prior to joining the Company, Mr. Worthington served as a partner with Summit Law Group in Seattle, Washington from September 1997 to May 2021, where he practiced corporate and securities law, chaired the corporate/securities practice and served as the co-managing partner. Mr. Worthington has advised private and public life sciences and other companies on a wide range of corporate governance, compliance and transactional matters, including public offerings, mergers and acquisitions, and joint ventures, and worked closely with executive management teams on strategic business and legal matters. Mr. Worthington received his J.D. from University of California College of the Law, San Francisco, in 1993 and B.A. in American Studies from Stanford University in 1988.

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Executive Compensation
PROCESSES AND PROCEDURES FOR COMPENSATION DECISIONS
Our executive compensation programs are designed to:
•	attract, motivate, incentivize and retain employees at the executive level who contribute to our long-term success;
•	provide compensation packages to our executives that are fair and competitive and reward high levels of performance and the achievement of our business objectives; and
•
more closely align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our compensation committee is responsible for making compensation decisions for executive officers other than our chief executive officer, but may, in its discretion, choose to make compensation recommendations to the full board of directors.
Our board of directors has retained Pearl Meyer & Partners, LLC, a compensation consulting firm, to provide recommendations based on research and analysis of executive compensation in companies in similar industries at a similar size and stage of corporate development, with the goal of ensuring that the compensation we offer to our executives is competitive and fair. Typically, our chief executive officer and chief financial officer will prepare and present recommendations at compensation committee meetings based on the compensation consultant recommendations, our chief executive officer’s own assessment of Company and individual performance and incentive and retention needs, and a representative from the compensation consultant will usually be present in the meetings to respond to committee questions. Our compensation committee considers the recommendations for cash and stock-based compensation and approves such compensation for the executive team, excluding the chief executive officer, and recommends such compensation to the board of directors for the chief executive officer. With regard to incentive compensation, our compensation committee evaluates the achievement of defined goals by the executive team, excluding the chief executive officer, and recommends to the board of directors with respect to the achievement of defined goals for the chief executive officer.
EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers who are named in the subsection titled “—2022 – 2023 Summary Compensation Table” below. For 2023, our “named executive officers” and their positions were as follows:
•	Mark Litton, Ph.D., our president and chief executive officer;
•	Andrew Gengos, our chief financial officer and chief business officer; and
•	Hans Moebius, M.D., Ph.D., our former chief medical officer.
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2022 – 2023 SUMMARY COMPENSATION TABLE
The following table represents information regarding the total compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2023 and December 31, 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Mark Litton, Ph.D., President and Chief Executive Officer	2023	585,000	—	—	1,378,860	297,619	85(4)	2,261,564
	2022	543,400	—	—	2,998,052	233,662	85(4)	3,775,199
Andrew Gengos, Chief Financial Officer and Chief Business Officer	2023	289,135	—	28,400	901,318	106,980	49(4)	1,325,881
Hans Moebius, M.D., Ph.D Former Chief Medical Officer	2023	465,000	—	—	531,999	172,050	123,424(5)	1,292,474
	2022	430,000	—	—	1,450,891	147,920	74,922(5)	2,103,733
(1)
In accordance with SEC rules, amounts in this column reflect the aggregate grant date fair value of performance RSU awards granted during 2023 reflecting the probable outcome of such performance conditions computed in accordance with ASC Topic 718, rather than the amounts paid or realized by the named executive officer. For a discussion of valuation assumptions, see Note 9 to our financial statements and the section titled “Stock-based Compensation” included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024. The fair value of the performance RSU awards at the grant date has been calculated assuming that the highest level of performance conditions will be achieved for each award.

(2)
In accordance with SEC rules, amounts in this column reflect the aggregate grant date fair value of stock options granted during 2022 and 2023 computed in accordance with ASC Topic 718, rather than the amounts paid or realized by the named executive officer. For a discussion of valuation assumptions, see Note 9 and the sections titled “Stock-based Compensation” to our financial statements included in each of our Annual Reports on Form 10-K for the years ended December 31, 2022 and December 31, 2023.

(3)	Represents cash bonuses earned by the named executive officers pursuant to our Executive Incentive Compensation Plan for 2022 performance, paid in 2023, and for 2023 performance, paid in 2024.
(4)	Represents payments made on the executive’s behalf for basic life insurance and accidental death and dismemberment insurance.
(5)
Represents cash stipends paid to Dr. Moebius under the terms of his employment agreement to defray the costs associated with mandatory and elective benefits contributions. The reported amount for 2023 includes monthly cash stipends of $8,987 plus an additional $15,590, which is equal to 9.061% of the cash bonus earned by Dr. Moebius during 2023. The reported amount for 2022 includes monthly cash stipends of $5,200 plus an additional $12,522, which is equal to 8.465% of the cash bonus earned by Dr. Moebius during 2022. Dr. Moebius resigned as our chief medical officer in January 2024 but continues to provide advisory services to the Company.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2023
The following table shows grants of stock options and restricted stock units to each of our named executive officers outstanding at December 31, 2023.
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options				Stock Awards (unvested)
		Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Expiration Date	Number of shares or units	Market value of shares or units ($)
Mark Litton, Ph.D.	7/1/2019	100,880	—	1.35	8/14/2029	—	—
	8/26/2020	34,992	11,665(1)	17.00	9/16/2030	—	—
	1/8/2021	42,500	42,500(1)	21.15	2/17/2031	—	—
	11/3/2021	—	—	—	11/2/2031	40,000(5)	97,200
	1/27/2022	191,667	208,333(2)	9.91	1/26/2032	—	—
	1/27/2023	129,861	295,139(3)	4.11	1/26/2033	—	—
Andrew Gengos	5/18/2023	—	400,000(4)	2.84	5/17/2033	—	—
	5/18/2023	—	—	—	5/17/2033	10,000(6)	24,300
Hans Moebius, M.D., Ph.D.(7)	8/26/2020	108,761	36,254(1)	17.00	9/16/2030	—	—
	1/8/2021	36,000	36,000(1)	21.15	2/17/2031	—	—
	11/3/2021	—	—	—	11/2/2031	20,000(5)	48,600
	1/18/2022	86,250	93,750(2)	10.64	1/17/2032	—	—
	1/19/2023	61,111	138,889(3)	3.37	1/18/2033	—	—
(1)	Stock option vests over four years, with 1/4 vesting on each anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(2)	Stock option vests over four years, with 1/48 vesting on the monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(3)	Stock option vests over three years, with 1/36 vesting on the monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(4)
Stock option vests over four years, with 1/3 vesting on the first anniversary of the vesting commencement date, and the remaining shares vesting monthly over the next 36 months as follows: 1/3 of the shares shall vest in equal monthly amounts over the next 12 months, 1/6 of the shares shall vest in equal monthly amounts over the subsequent 12 months, and the remaining 1/6 of the shares shall vest in equal monthly amounts over the final 12 months, in each case subject to continued service with us through the applicable vesting date.

(5)
The performance RSU awards are earned and become eligible to vest in three equal tranches in accordance with the following schedule: One third (1/3rd) of the number of shares subject to the RSU award vested at the completion of the public readout of topline results of the Company’s ACT-AD Phase 2 clinical trial in June 2022, one third (1/3rd) of the number of shares subject to the RSU award vested in January 2024 when our compensation committee determined that enrollment of the Company’s LIFT-AD Phase 2/3 clinical trial had been completed, and the remaining one third (1/3rd) of the number of shares subject to the RSU award shall vest at the completion of the public readout of topline results of the Company’s LIFT-AD Phase 2/3 clinical trial (the “LIFT-AD Readout”), in each case subject to continued service with us through the applicable vesting date. In addition, the vesting of the performance RSU awards may be accelerated in the event that, on or within 12 months following a Change in Control (within the meaning of the 2020 Equity Incentive Plan), the award recipient is terminated by the Company without “cause” (as defined in the recipient’s award agreement). The preceding vesting schedule was adopted by our compensation committee in December 2022 due to changed circumstances relating to the performance goals under the original vesting schedule. Prior to its amendment, the original vesting schedule of the RSU awards was as follows: One third (1/3rd) of the number of shares subject to the RSU award were to vest at the completion of the public readout of topline results of the Company’s ACT-AD Phase 2 clinical trial, one third (1/3rd) of the number of shares subject to the RSU award were to vest at the completion of the LIFT-AD Readout, and the remaining one third (1/3rd) of the number of shares subject to the RSU award were to vest six (6) months after the LIFT-AD Readout in each case, subject to continued service with us through the applicable vesting date.

(6)
The performance RSU award is earned and becomes eligible to vest in two equal tranches in accordance with the following schedule: Fifty percent (50%) of the number of shares subject to the RSU award vested in January 2024 when our compensation committee determined that enrollment of the Company’s LIFT-AD Phase 2/3 clinical trial had been completed, and the remaining fifty percent (50%) of the number of shares subject to the RSU award shall vest at the completion of the LIFT-AD Readout, subject to continued service with us through the applicable vesting date. In addition, the vesting of the performance RSU awards may be accelerated in the event that, on or within 12 months following a Change in Control (within the meaning of the 2020 Equity Incentive Plan), the award recipient is terminated by the Company without “cause” (as defined in the recipient’s award agreement).

(7)	Dr. Moebius resigned as our chief medical officer in January 2024 but continues to provide advisory services to the Company.
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EXECUTIVE EMPLOYMENT ARRANGEMENTS
Each of our named executive officers has executed our standard form of confidential information, invention assignment and arbitration agreement.
DR. MARK LITTON
In September 2020, we entered into a confirmatory employment letter with Dr. Litton, our then chief operating officer and current president and chief executive officer. The confirmatory employment letter has no specific term and provides that Dr. Litton is an at-will employee and superseded all prior employment agreements between Dr. Litton and us.
In January 2023, the board of directors, upon recommendation of our compensation committee, approved an increase to Dr. Litton’s annual base salary from $543,400 to $585,000, effective as of January 1, 2023, as well as an increase to Dr. Litton’s target annual bonus amount under the Company’s bonus plan from 50% to 55% of Dr. Litton’s annual base salary.
In February 2024, the board of directors, upon recommendation of our compensation committee, approved an increase to Dr. Litton’s annual base salary from $585,000 to $625,000, effective as of January 1, 2024.
ANDREW GENGOS
In May 2023, we entered into an offer letter with Mr. Gengos, our chief financial officer and chief business officer. The offer letter has no specific term and provides that Mr. Gengos is an at-will employee. The offer letter provides for an annual base salary of $465,000 and annual target cash incentive payment up to 40% of his annual base salary.
In February 2024, the board of directors, upon recommendation of our compensation committee, approved an increase to Mr. Gengos’s annual base salary from $465,000 to $485,000, effective as of January 1, 2024.
DR. HANS MOEBIUS
Dr. Moebius, our former chief medical officer, resigned as our chief medical officer in January 2024 but continues to provide advisory services to the Company. Prior to his resignation, he was subject to an employment letter agreement with us, which had been entered into in September 2020. The employment agreement had no specific term and provided that Dr. Moebius was an at-will employee, as defined under applicable law, and superseded any prior employment or other service agreements between Dr. Moebius and us.
In January 2023, our compensation committee approved an increase to Dr. Moebius’s annual base salary from $430,000 to $465,000, effective as of January 1, 2023. In April 2023, in order to defray the costs associated with Dr. Moebius’s mandatory and elective benefits contributions, our compensation committee approved an increase to Dr. Moebius’s annual bonus stipend to 9.061% from 8.465% of his annual cash bonus and an increase to Dr. Moebius’s monthly mandatory and elective benefit-related stipend to $8,986, or $5,475 plus 9.061% of his annual base salary, from $5,200. For 2022 and 2023, Dr. Moebius was eligible for an annual target cash incentive payment equal to 40% of his base salary.
In connection with Dr. Moebius’s resignation as chief medical officer in January 2024, he entered into an executive transition agreement pursuant to which he agreed to provide advisory services through December 31, 2024. For a description of this agreement see the section of this proxy statement titled “Executive Compensation – Change in Control and Severance Agreements and Arrangements.”
PERFORMANCE RSU AWARDS
Our compensation committee approved grants of performance-based RSU awards under the Company’s 2020 Equity Incentive Plan to Dr. Litton and Dr. Moebius in November 2021 and to Mr. Gengos in May 2023 to provide additional performance incentives aligned with key strategic goals. The number of shares subject to the performance-based RSU awards is set forth in the table entitled “Outstanding Equity Awards at December 31, 2023.”
In December 2022, our compensation committee revised the vesting schedule of the performance RSU awards held by Dr. Litton and Dr. Moebius due to changed circumstances relating to the performance goals under the original vesting schedule. At the time of such
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amendment, one third (1/3rd) of the number of shares subject to the RSU awards had vested upon the completion of the public readout of topline results of the Company’s ACT-AD Phase 2 clinical trial in June 2022. The original vesting schedule provided that an additional one third (1/3rd) of the number of shares subject to the RSU awards would vest at the completion of the public readout of topline results of the Company’s LIFT-AD Phase 2/3 clinical trial (the “LIFT-AD Readout”), and the remaining one third (1/3rd) of the number of shares subject to the RSU awards would be scheduled to vest six (6) months after the LIFT-AD Readout, in each case subject to the recipient’s continued service with us through the applicable vesting date. The vesting schedule was amended with respect to the remaining two-thirds (2/3rds) of the shares subject to the RSU awards that remained unvested at the time of the amendment, to provide that one third (1/3rd) of the number of shares subject to the RSU awards would vest at the date our compensation committee determined that enrollment of the Company’s LIFT-AD Phase 2/3 clinical trial had been completed (which occurred in January 2024), and the remaining one third (1/3rd) of the number of shares subject to the RSU awards will vest at the completion of the LIFT-AD Readout, in each case subject to the recipient’s continued service with us through the applicable vesting date.
The performance RSU award granted to Mr. Gengos in May 2023 vest in two equal tranches in accordance with the following schedule: Fifty percent (50%) of the number of shares subject to the RSU award vested in January 2024 when our compensation committee determined that enrollment of the Company’s LIFT-AD Phase 2/3 clinical trial had been completed, and the remaining fifty percent (50%) of the number of shares subject to the RSU award shall vest at the completion of the LIFT-AD Readout, in each case subject to continued service with us through the applicable vesting date.
The performance RSU award agreements provide for 100% vesting acceleration in the event that, on or within 12 months following a Change in Control (within the meaning of the 2020 Equity Incentive Plan), the award recipient is terminated by the Company without “cause” (as defined in the recipient’s award agreement).
CHANGE IN CONTROL AND SEVERANCE AGREEMENTS AND ARRANGEMENTS
Agreements
In September 2020 we entered into a change in control and severance agreement with Dr. Moebius, in January 2022 we entered into an amended change in control and severance agreement with Dr. Litton, and in May 2023 we entered into a change in control and severance agreement with Mr. Gengos, which agreements provide for certain severance and change in control benefits as described below.
If the employment of a named executive officer with whom we have entered into a change in control and severance agreement is terminated outside the period beginning one month prior to the date of a change in control and ending 12 months following that change in control (the Change in Control Period) either (1) by the Company without “cause” (excluding by reason of death or disability) or (2) by the named executive officer for “good reason” (as such terms are defined in the named executive officer’s change in control and severance agreement), the named executive officer will receive the following benefits if such named executive officer timely signs and does not revoke a release of claims in our favor:
•
a lump-sum payment equal to 9 months (or 12 months in the case of Dr. Litton or in the case of Mr. Gengos, in the event such termination occurs on or before the first anniversary of the commencement of Mr. Gengos’s employment) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction);

•
for named executive officers other than Dr. Moebius, payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for the named executive officer and his eligible dependents, if any, for up to 9 months (or up to 12 months for Dr. Litton); and

•
in the case of Dr. Litton, 25% accelerated vesting and exercisability of the shares subject to the stock option award granted to Dr. Litton on August 15, 2019, that are outstanding and unvested as of the date of such termination.

If, during the Change in Control Period, the employment of a named executive officer with whom we have entered into a change in control and severance agreement is terminated either (1) by the Company without cause (excluding by reason of death or disability) or
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(2) by the named executive officer for good reason, the named executive officer will receive the following benefits if the named executive officer timely signs and does not revoke a release of claims in our favor:
•
a lump-sum payment equal to 12 months (or 18 months in the case of Dr. Litton) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction) or if greater, at the level in effect immediately prior to the change in control;

•
a lump-sum payment equal to 100% (or 150% in the case of Dr. Litton) of the named executive officer’s target annual bonus as in effect for the fiscal year in which such termination occurs or if greater, at the level in effect immediately prior to the change in control;

•
for named executive officers other than Dr. Moebius, payment of premiums for coverage under COBRA for the named executive officer and the named executive officer’s eligible dependents, if any, for up to 12 months (or up to 18 months for Dr. Litton); and

•
100% accelerated vesting and exercisability of all Company equity awards with service-based vesting (but that are not subject to performance-based vesting) that are outstanding and unvested as of the date of the qualifying termination.

In addition, the change in control and severance agreements with Dr. Litton and Dr. Moebius provide for 100% accelerated vesting and exercisability of Company equity awards granted under our 2014 Equity Incentive Plan and held by Dr. Litton or Dr. Moebius, as applicable, to the extent such awards are not assumed or substituted for by the successor corporation in a change in control.
If any of the amounts provided for under these change in control and severance agreements or otherwise payable to Dr. Litton, Dr. Moebius, or Mr. Gengos would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the named executive officer would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the named executive officer. The change in control and severance agreements do not require us to provide any tax gross-up payments.
Under the change in control and severance agreement, “cause” generally means the named executive officer’s: indictment or conviction of any felony or any crime involving dishonesty or moral turpitude; participation in any fraud against us or other dishonesty which is not the result of an innocent or inadvertent mistake by the named executive officer with respect to us; willful violation of his obligations to us after there has been delivered to the named executive officer a written demand for performance from the board of directors; continued violation or breach of any material written Company policy, agreement with us, or any statutory or fiduciary duty to us after we have delivered to the named executive officer a written notification of such violation or breach; or damaging or misappropriating or attempting to damage or misappropriate any of our property, including intellectual property.
Under the change in control and severance agreement, “good reason” generally means that the named executive officer resigns from the Company within 30 days following the end of our cure period (discussed below) as a result of any of the following that occurs without his consent: a material reduction in the named executive officer’s duties or responsibilities that is inconsistent with his position, provided that a mere change of title alone will not constitute such a material reduction; the requirement that the named executive officer change his principal office to a facility that increases his commute by more than 40 miles from his commute to the location at which the named executive officer was employed prior to such change; or a material reduction in base salary or a material reduction in his employee benefits (other than (1) in connection with a general decrease in salary (or employee benefits, as applicable) of all similarly situated employees, and (2) following our change in control, to the extent necessary to make his salary (or employee benefits, as applicable) commensurate with those of our other employees or our successor entity or parent entity who are similarly situated with him). For a resignation to qualify as “good reason,” the named executive officer also must provide written notice within 90 days following the initial existence of the good reason condition, and we must have failed to materially remedy such event within 30 days after receipt of such notice.
In January 2024 we entered into an executive transition agreement with Dr. Moebius. Under the terms of this agreement, Dr. Moebius voluntarily resigned as chief medical officer and agreed to continue employment on a full-time basis as a senior scientific advisor for a transition period ending March 31, 2024. During the transition period Dr. Moebius continued to receive his base salary of $465,000 per year, a monthly stipend of $5,200 to defray the cost associated with his mandatory and elective benefit contributions, continued vesting of Company equity awards and continued effectiveness of his change in control and severance agreement, although neither his transition to an
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advisory role nor resignation at the end of the transition period triggered severance benefits under the change in control and severance agreement. During his transition period, he also remained eligible to participate in the Company’s fiscal year 2023 bonus program with a target bonus amount equal to 40% of his annual base salary and to receive his annual bonus-related stipend equal to 9.06% of his fiscal 2023 bonus, if any. Following the transition period, Dr. Moebius agreed to continue to provide services to the Company under the terms of a consulting agreement with a scheduled termination date of December 31, 2024, unless terminated earlier by either party pursuant to its terms. The executive transition agreement also provided for Dr. Moebius’s eligibility to receive an option to purchase 67,000 shares of Company common stock under our 2020 Equity Incentive Plan in the first quarter of 2024, subject to his continued service through the grant date and to approval by the board of directors or the compensation committee. The executive transition agreement also amended Dr. Moebius’s outstanding Company stock options to provide for an extended eighteen (18) month post-termination exercise period in the event of termination of his employment without “cause” (as defined in the agreement) or due to his death, or if the consulting agreement is terminated without “cause” or upon its expiration in December 2024.
EQUITY INCENTIVE PLANS
Under our 2020 Equity Incentive Plan and our 2024 Inducement Equity Incentive Plan (which was adopted in February 2024), unless otherwise specified in an award agreement for a particular award, all unvested options, restricted stock units and other equity awards vest in full and, if applicable, become exercisable, and performance-based awards would be deemed achieved at 100% of target, upon a “change in control” (as defined in the applicable plan) of the Company or a merger of the Company with or into another corporation or entity, unless the option or award is assumed or substituted for by the acquiring entity, and to the extent exercisable, would terminate if not exercised within the applicable period.
All awards granted under our 2014 Equity Incentive Plan to our named executive officers are fully vested. Under our 2014 Equity Incentive Plan, in the event of a “corporate transaction” as defined thereunder, these outstanding awards may be assumed, continued or substituted for by the surviving or acquiring corporation, or the awards may be cancelled for no consideration or in exchange for such cash consideration as our board of directors deems appropriate, including that an option may be cancelled for a payment equal to the difference between the value the named executive officer would have received upon exercise of the option and the option exercise price.
Our board of directors or the compensation committee, as administrator of our equity incentive plans, has the authority to provide for the accelerated vesting of any or all outstanding equity awards under the plans.
CLAWBACK POLICY
In February 2023, our board of directors adopted an executive compensation clawback policy (our “Clawback Policy”) applicable to our current and future former executive officers. This initial Clawback Policy provided us the right, within three years following the original filing date of the applicable financial statements, to recover certain compensation from executive officers in the event all or a portion of our financial statements were subject to a material negative restatement as the result of the gross negligence, intentional misconduct or fraud by an executive officer. We amended and restated our Clawback Policy in November 2023 to reflect the Nasdaq listing standards that became effective in October 2023. In accordance with the Nasdaq listing standard requirements, our amended and restated Clawback Policy provides that if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, then we must recover from the covered executives any excess compensation covered by the amended and restated Clawback Policy. As described in more detail in our amended and restated Clawback Policy, excess compensation generally is incentive-based compensation that exceeds the amount the individual otherwise would have received had the compensation been determined based on the restated amounts. Excess compensation generally is covered by the amended and restated Clawback Policy if it is received by an individual during our three completed fiscal years immediately prior to the date we determine an accounting restatement is required (or a legally authorized body, such as a court, directs us to prepare an accounting restatement), if the amounts were received after the individual became an executive officer, and if he or she served as an executive officer during the applicable performance period (and only if the amounts were received after October 2, 2023).
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EXECUTIVE INCENTIVE COMPENSATION PLAN
Our Executive Incentive Compensation Plan is administered by our board of directors or a committee appointed by our board of directors. Our Executive Incentive Compensation Plan allows us to grant incentive awards, generally payable in cash, to employees selected by the administrator, including our named executive officers, based upon any performance goals that may be established by the administrator.
Under our Executive Incentive Compensation Plan, the administrator will determine any performance goals applicable to an award, which goals may include, without limitation, attainment of research and development milestones; sales bookings; business divestitures and acquisitions; capital raising; cash flow; cash position; contract awards or backlog; corporate transactions; customer renewals; customer retention rates from an acquired company, subsidiary, business unit or division; earnings (which may include any calculation of earnings, including but not limited to earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation and amortization and net taxes); earnings per share; expenses; financial milestones; gross margin; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; leadership development or succession planning; license or research collaboration arrangements; market share; net income; net profit; net sales; new product or business development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; overhead or other expense reduction; patents; procurement; product defect measures; product release timelines; productivity; profit; regulatory milestones or regulatory-related goals; retained earnings; return on assets; return on capital; return on equity; return on investment; return on sales; revenue; revenue growth; sales results; sales growth; savings; stock price; time to market; total stockholder return; working capital; unadjusted or adjusted actual contract value; unadjusted or adjusted total contract value; and individual objectives such as peer reviews or other subjective or objective criteria. The performance goals may differ from participant to participant and from award to award. The administrator also may determine that a target award or portion of a target award will not have a performance goal associated with it but instead will be granted, if at all, as determined by the administrator.
The administrator of our Executive Incentive Compensation Plan, in its sole discretion and at any time, may increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to any bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of the administrator. The administrator may determine the amount of any reduction on the basis of such factors as it deems relevant, and the administrator is not required to establish any allocation or weighting with respect to the factors it considers.
Actual awards generally will be paid in cash (or its equivalent) only after they are earned, and, unless otherwise determined by the administrator, a participant must be employed with us through the date the actual award is paid. The administrator of our Executive Incentive Compensation Plan reserves the right to settle an actual award with a grant of an equity award under our then-current equity compensation plan, which equity award may have such terms and conditions, including vesting, as determined by the administrator.
Payment of awards occurs as soon as administratively practicable after they are earned, but no later than the dates set forth in our Executive Incentive Compensation Plan.
Awards under our Executive Incentive Compensation Plan are subject to our amended and restated Clawback Policy, which we may revise from time to time to comply with applicable laws. The administrator also may impose such other clawback, recovery or recoupment provisions with respect an award under our Executive Incentive Compensation Plan as the administrator determines necessary or appropriate, including for example, reduction, cancellation, forfeiture or recoupment upon a termination of a participant’s employment for cause. Certain participants may be required to reimburse us for certain amounts paid under an award under our Executive Incentive Compensation Plan in connection with certain accounting restatements we may be required to prepare due to our material noncompliance with any financial reporting requirements under applicable securities laws, as a result of misconduct.
The administrator of our Executive Incentive Compensation Plan has the authority to amend, alter, suspend or terminate our Executive Incentive Compensation Plan, provided such action does not impair the existing rights of any participant with respect to any earned awards. Our Executive Incentive Compensation Plan will remain in effect until terminated in accordance with its terms.
In establishing the annual bonus program for fiscal 2023 under the Executive Incentive Plan, the board of directors determined that actual awards would be based upon achievement of corporate goals (the “Corporate Goals”) during the plan year.
Athira Pharma, Inc.	41	2024 Proxy Statement

Executive Compensation
The Corporate Goals related to enrollment in a specified clinical trial (weighted 40%), FDA engagement strategy (weighted 25%), commercial formulation, clinical supply manufacture, and dose assessment (weighted 15%), IND-enabling studies and other scientific program achievements (weighted 10% combined) and other financial and business-related achievements (weighted 10% combined). In addition, the board of directors determined that achievement of certain stretch goals related to specific scientific program achievements could be earned, provided that the maximum possible bonus payout under our Executive Incentive Compensation Plan for 2023 was intended to be 140% of the applicable participant’s target bonus opportunity.
Under the Company’s annual bonus program, payments are made based on our performance with respect to each of the Corporate Goals and individual performance measures, if any, to the extent to which each objective was achieved for the year, subject to discretion reserved to the administrator and continued employment of the participant through the date of payment. In February 2024, our compensation committee determined that the 2023 Corporate Goals had been partially achieved at an 92.5% achievement rate. The annual bonuses awarded to our named executive officers for 2023 are set forth in the “2022-2023 Summary Compensation Table” above.
Athira Pharma, Inc.	42	2024 Proxy Statement

Security Ownership of Certain
Beneficial Owners and Management
The following table sets forth the beneficial ownership of our common stock as of March 26, 2024 by:
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The percentage of beneficial ownership shown in the table is based upon 38,326,652 shares of common stock outstanding as of March 26, 2024.
Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules take into account shares of common stock issuable pursuant to the exercise or conversion of stock options or warrants or convertible notes that are either immediately exercisable or convertible or exercisable or convertible on or before the 60th day after March 26, 2024. Certain of the options granted to our executive officers may be exercised prior to the vesting of the underlying shares. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011.
Athira Pharma, Inc.	43	2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
	Shares Beneficially Owned
	Number of Shares	Percentage (%)
5% AND GREATER STOCKHOLDERS:
Perceptive Life Sciences Master Fund Ltd.(1)	5,402,964	14.1
Entities affiliated with Baker Bros. Advisors LP(2)	3,153,807	8.2
Richard A. Kayne(3)	1,983,468	5.2
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Mark Litton(4)	806,416	2.1
Andrew Gengos(5)	234,637	*
Hans Moebius(6)	468,232	1.2
Joseph Edelman(7)	5,479,348	14.3
John M. Fluke, Jr.(8)	224,999	*
James A. Johnson(9)	81,384	*
Barbara Kosacz(10)	62,513	*
Kelly A. Romano(11)	100,828	*
Grant Pickering(12)	70,957	*
Michael Panzara(13)	43,247	*
ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (12 PERSONS)(14)	7,969,227	19.8
*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)
Based on the Schedule 13D/A filed with the SEC on December 29, 2023. Consists of 5,402,964 shares held of record by Perceptive Life Sciences Master Fund Ltd., or Perceptive. The business address of Perceptive is 51 Astor Place, 10th Floor, New York, NY 10003. Perceptive Advisors LLC serves as the investment manager of Perceptive. Joseph Edelman is the managing member of Perceptive Advisors LLC and he may be deemed to beneficially own the shares held by Perceptive.

(2)
Based on the Schedule 13G filed with the SEC on February 14, 2024. Consists of 3,153,807 shares held of record by Baker Bros. Advisors LLP. The address and principal office of Baker Bros. Advisors LLP is 860 Washington Street, 3rd Floor, New York, NY 10014.

(3)
Based on the Schedule 13G filed with the SEC on April 20, 2023. Consists of 1,983,468 shares held of record by Richard A. Kayne. The business address of Richard A. Kayne is 1800 Avenue of the Stars, Third Floor, Los Angeles, CA 90067.

(4)
Consists of 144,397 shares held of record by Dr. Litton, 6,563 shares held by Irrevocable Trust of OSL, 6,563 shares held by Irrevocable Trust of SWL, and 6,563 shares held by Irrevocable Trust of WGL, each irrevocable trust is for the benefit of Dr. Litton’s children, and options to purchase 642,330 shares that are exercisable within 60 days of March 26, 2024.

(5)	Consists of 83,804 shares held by Mr. Gengos and options to purchase 150,833 shares that are exercisable within 60 days of March 26, 2024.
(6)	Consists of 91,482 shares held by Dr. Moebius and options to purchase 376,750 shares that are exercisable within 60 days of March 26, 2024
(7)	Consists of the shares referenced in footnote (1) above and options to purchase 76,384 shares that are exercisable within 60 days of March 26, 2024.
(8)
Consists of 3,731 shares held of record by Fluke Capital Management, L.P., 144,884 shares held by Mr. Fluke, and options to purchase 76,384 shares that are exercisable within 60 days of March 26, 2024.

(9)	Consists of 5,000 shares held by Mr. Johnson and options to purchase 76,384 shares that are exercisable within 60 days of March 26, 2024.
(10)	Consists of options held by Ms. Kosacz to purchase 62,513 shares that are exercisable within 60 days of March 26, 2024.
(11)	Consists of 62,513 shares held by Ms. Romano and options to purchase 41,613 shares that are exercisable within 60 days of March 26, 2024.
(12)	Consists of 25,783 shares held by Mr. Pickering and options to purchase 45,174 shares that are exercisable within 60 days of March 26, 2024.
(13)	Consists of options held by Dr. Panzara to purchase 43,247 shares that are exercisable within 60 days of March 26, 2024.
(14)	Consists of 5,996,670 shares held by our current directors and executive officers as a group and options to purchase 1,972,557 shares that are exercisable within 60 days of March 26, 2024.
Athira Pharma, Inc.	44	2024 Proxy Statement

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes information about our equity compensation plans as of December 31, 2023. All outstanding awards relate to our common stock.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity compensation plans approved by security holders:
2014 Equity Incentive Plan	259,647	$0.94	—
2020 Equity Incentive Plan	6,869,309(1)	$8.25(2)	3,158,094
2020 Employee Stock Purchase Plan	—	—	1,128,732
Total	7,128,956		4,286,826
(1)	Includes both 6,561,222 outstanding options and 308,087 outstanding, unvested performance restricted stock units.
(2)
Represents the outstanding options’ weighted-average exercise price and does not take into account the shares issuable upon vesting of outstanding performance restricted stock units, which do not have an exercise price.

(3)
Our 2020 Equity Incentive Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each fiscal year, equal to the least of: (1) 3,230,000 shares; (2) 5% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; and (3) such lesser number of shares determined by the board of directors. Our 2020 Employee Stock Purchase Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each fiscal year, equal to the least of: (1) 1% of the outstanding shares of common stock on the first day of such fiscal year; (2) 646,000 shares; and (3) such lesser number of shares determined by the board of directors.

In February 2024, our board of directors adopted the 2024 Inducement Equity Incentive Plan, or the Inducement Plan, and, subject to the adjustment provisions of the Inducement Plan, reserved 750,000 shares of our common stock for issuance pursuant to equity awards granted under the Inducement Plan. The Inducement Plan was adopted without stockholder approval pursuant to Nasdaq Rule 5635(c)(4). The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards, and its terms are substantially similar to our 2020 Equity Incentive Plan, including with respect to treatment of equity awards in the event of a “Change in Control” (as defined under the Inducement Plan) of the Company or a merger of the Company with or into another corporation or entity, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception. However, the 2020 Equity Incentive Plan permits certain exchange programs (including repricings) without stockholder approval, while our Inducement Plan does not permit such exchange programs.
Athira Pharma, Inc.	45	2024 Proxy Statement

Related Person Transactions
The following is a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this proxy statement titled “Executive Compensation.”
RELATED-PERSON TRANSACTIONS POLICY
We have a formal, written policy that our executive officers, directors (including director nominees), holders of more than 5% of any class of our voting securities and any member of the immediate family of or any entities affiliated with any of the foregoing persons, are not permitted to enter into a related-person transaction with us without the prior approval or, in the case of pending or ongoing related-person transactions, ratification of our audit committee. For purposes of our policy, a related-person transaction is a transaction, arrangement or relationship where we were, are or will be involved and in which a related-person had, has or will have a direct or indirect material interest.
Certain transactions with related persons, however, are exempted from pre-approval including, but not limited to:
•	compensation of our executive officers and directors that is otherwise disclosed in our public filings with the SEC;
•	compensation, benefits and other transactions available to all of our employees generally;
•	transactions where a related-person’s interest derives solely from his or her service as a director of another entity that is a party to the transaction;
•	transactions where a related-person’s interest derives solely from his or her ownership of less than 10% of the equity interest in another entity that is a party to the transaction; and
•	transactions where a related-person’s interest derives solely from his or her ownership of a class of our equity securities and all holders of that class received the same benefit on a pro rata basis.
No member of the audit committee may participate in any review, consideration or approval of any related-person transaction where such member or any of his or her immediate family members is the related-person. In approving or rejecting the proposed agreement or transaction, our audit committee shall consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to:
•	the benefits and perceived benefits to us;
•	the materiality and character of the related-person’s direct and indirect interest;
•	the availability of other sources for comparable products or services;
•	the terms of the transaction; and
•	the terms available to unrelated third parties under the same or similar circumstances.
INVESTORS’ RIGHTS AGREEMENT
We entered into an investors’ rights agreement on May 29, 2020 with certain of our stockholders, including Dr. Litton, our president and chief executive officer and a member of our board of directors, Mark Worthington, our general counsel and corporate secretary, Fluke Capital Management, L.P., of which John M. Fluke, Jr., a member of our board of directors, has a beneficial ownership interest, and Perceptive Life Sciences Master Fund Ltd., of which Joseph Edelman, a member of our board of directors, has a beneficial ownership interest. In addition, entities affiliated with RTW Investments, LP and entities affiliated with Franklin Templeton Investments, were parties to the agreement. Pursuant to the terms of the investors’ rights agreement, such holders were entitled to rights with respect to the registration of their outstanding shares, which rights expired pursuant to the terms of the investors’ rights agreement on the third anniversary of the Company’s initial public offering.
Athira Pharma, Inc.	46	2024 Proxy Statement

Related Person Transactions
OTHER TRANSACTIONS
We have entered into employment offer letters and change in control and severance agreements with our executive officers. For a description of these agreements with our named executive officers, see the section of this proxy statement titled “Executive Compensation – Executive Employment Arrangements.”
We have granted stock options and/or performance-based restricted stock units, and issued common stock in connection therewith as applicable, to our executive officers and our non-employee directors. For a description of these grants and issuances, see the sections of this proxy statement titled “Board of Directors and Corporate Governance – Director Compensation” and “Executive Compensation.”
We have entered into indemnification agreements with our directors and executive officers which provide for the indemnification for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of us, or any of our subsidiaries, by reason of any action or inaction by them while serving as a director, officer, employee, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of us or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.
Athira Pharma, Inc.	47	2024 Proxy Statement

Other Matters
AVAILABILITY OF BYLAWS
A copy of the Bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
2023 ANNUAL REPORT
Our financial statements for our fiscal year ended December 31, 2023, are included in our Annual Report on Form 10-K, filed with the SEC on February 22, 2024, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.athira.com and are available from the SEC at its website at www.sec. gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Athira Pharma, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Investor Relations.
Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
* * *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
THE BOARD OF DIRECTORS
Bothell, Washington
April 9, 2024
Athira Pharma, Inc.	48	2024 Proxy Statement

Annex A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ATHIRA PHARMA, INC.
Athira Pharma, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:
1. The Company was originally incorporated under the name of M3 Biotechnology, Inc., and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on October 27, 2015.
2. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors of the Company and the stockholders of the Company.
3. Section 1 of Article IX of the Company’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:
“Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company, as applicable, shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.”
IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company to be signed by a duly authorized officer of the Company, on    , 2024.

By:
[NAME]
[TITLE]
Athira Pharma, Inc.	49	2024 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATHA2024**

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V34869-P08777

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATHIRA PHARMA, INC.

The Board of Directors recommends you vote FOR ALL the following:

Vote on Directors

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Barbara Kosacz
02) Mark Litton
03) Michael Panzara

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR ALL on item 1 and FOR on items 2 and 3. If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy are authorized to vote in their discretion.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V34870-P08777

ATHIRA PHARMA, INC.
Annual Meeting of Stockholders
May 23, 2024 8:00 AM PT
Via the internet at www.virtualshareholdermeeting.com/ATHA2024
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Andrew Gengos, Rachel Lenington and Mark Worthington, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Athira Pharma, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM PT on May 23, 2024, as a virtual meeting via live webcast on the internet, and any adjournment or postponement thereof. To attend the meeting via the internet, please visit www.virtualshareholdermeeting.com/ATHA2024 and have the information that is printed in the box marked by the arrow available and follow the instructions.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE